Exhibit 99.1

Investor Relations Contact:	Media Relations Contact:
Michelle Spolver	Katie Beck
408-721-5884	650-314-8705
michelle.spolver@forescout.com	katie.beck@forescout.com

Forescout Technologies Reports First Quarter 2020 Financial Results

•	Total Revenue of $57.2 million, compared to $75.6 million in the first quarter of 2019

SAN JOSE, Calif., May 11, 2020 – Forescout Technologies, Inc. (NASDAQ:FSCT), the leader in device visibility and control, today announced results for its first quarter ended March 31, 2020.

“In March, the severity of the COVID-19 pandemic sharply escalated around the world, causing some customers to delay purchasing decisions in order to prioritize employee health and safety and business continuity planning,” said Michael DeCesare, CEO and President of Forescout Technologies. “As organizations have shifted to remote workforces, their network footprint has evolved but the need for visibility and control of all devices on the network remains imperative, regardless of whether devices reside within the confines of corporate offices or in remote, work from home environments. Forescout’s platform is uniquely positioned to help enterprises in today’s perimeter-less world and defend against increasingly sophisticated cyber threats. We look forward to completing our pending transaction with Advent International Corporation, which will position us for long-term success as we execute on our large and growing market opportunity.”

First Quarter 2020 Financial Highlights

•
Revenue: Total revenue was $57.2 million, a decrease of 24% over the first quarter of 2019, primarily due to the effect of the COVID-19 pandemic on large-size deals and new perpetual licenses, as well as customer uncertainty related to our pending transaction with Advent International Corporation (Advent).

o	License revenue was $14.8 million, a decrease of 61% over the first quarter of 2019

o	Subscription revenue was $37.5 million, an increase of 11% over the first quarter of 2019

o	Professional Services revenue was $4.8 million, an increase of 18% over the first quarter of 2019

•
Gross Profit: GAAP gross profit was $37.6 million, or 66% of total revenue, compared to $56.6 million in the first quarter of 2019, or 75% of total revenue. Non-GAAP gross profit was $39.2 million, or 69% of total revenue, compared to $58.0 million in the first quarter of 2019, or 77% of total revenue.

•
Operating Loss: GAAP operating loss was $60.0 million, or 105% of total revenue, compared to a loss of $34.1 million in the first quarter of 2019, or 45% of total revenue. Non-GAAP operating loss was $31.4 million, or 55% of total revenue, compared to $17.8 million in the first quarter of 2019, or 24% of total revenue.

•
Net Loss: GAAP net loss was $61.2 million, or $1.26 per share, compared to $34.3 million in the first quarter of 2019, or $0.78 per share. Non-GAAP net loss was $32.5 million, or $0.67 per share, based on 48.6 million weighted average diluted shares outstanding, compared to a net loss of $18.2 million in the first quarter of 2019, or $0.41 per share, based on 44.2 million weighted average diluted shares outstanding.

•
Cash Flow: Net cash used in operating activities was $14.5 million, or 25% of total revenue, compared to net cash provided by operating activities of $6.4 million in the first quarter of 2019, or 9% of total revenue. Free cash flow was negative $15.3 million, or (27)% of total revenue, compared to positive $4.9 million in the first quarter of 2019, or 6% of total revenue.

A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

Transaction with Advent
On February 6, 2020, Forescout announced that it has entered into an agreement to be acquired by entities affiliated with Advent for $1.9 billion in cash, or $33.00 per share. Advent has partnered with Crosspoint Capital Partners, a private equity investment firm focused on the cybersecurity and privacy industries, as a co-investor and advisor. The transaction was approved by Forescout shareholders on April 23, 2020. Upon completion of the transaction, Forescout will become a private company and its common stock will no longer be listed on any public market.

In light of the pending transaction with Advent, Forescout will not hold a conference call or provide forward looking guidance.

About Forescout
Forescout Technologies, Inc. provides security at first sight. Our company delivers device visibility and control to enable enterprises and government agencies to gain complete situational awareness of their environment and orchestrate action. Learn more at www.Forescout.com.

©2020 Forescout Technologies, Inc. All rights reserved. Forescout Technologies, Inc. is a Delaware corporation. A list of our trademarks and patents can be found at https://www.Forescout.com/company/legal/intellectual-property-patents-trademarks. Other brands, products, or service names may be trademarks or service marks of their respective owners.

FSCT - F
Forward Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding the effects of the COVID-19 pandemic on our business, customers and markets, demand for our products, and market opportunity; the benefits of our solution to customers; our pending transaction with Advent, and the Company's prospects. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the COVID-19 pandemic and related public health measures on our business, customers, markets and the worldwide economy; our pending transaction with Advent, including the risk that the conditions to the closing of the transaction are not satisfied or that the transaction is not consummated; potential litigation relating to the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; risks that the proposed transaction disrupts our current plans and operations; the evolution of the cyberthreat landscape facing enterprises in the United States and other countries; our plans to attract new customers, retain existing customers and increase our annual revenue; the development and delivery of new products; our plans and expectations regarding software-as-a-service offerings; our ability to execute on, integrate, and realize the benefits of any acquisition; fluctuations in our quarterly results of operations and other operating measures; increasing competition; new integrations to the Forescout platform; general economic, market and business conditions; and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (SEC) on February 28, 2020, as amended by Amendment No. 1 on Form 10-K/A to our Annual Report on Form 10-K, which was filed the SEC on April 29, 2020, and which should be read in conjunction with our financial results and forward-looking statements, and is available on the SEC filings section of the Investor Relations page of our website at https://investors.Forescout.com. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed on or about the date hereof. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
Forescout has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Forescout uses these non-GAAP financial measures internally in analyzing its financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Forescout’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.

Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with Forescout’s condensed consolidated financial statements prepared in accordance with GAAP. A reconciliation of Forescout’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

Non-GAAP Gross Profit. Forescout defines non-GAAP gross profit as gross profit plus stock-based compensation expense, acquisition-related expenses, and amortization of acquired intangible assets.

Non-GAAP Operating Expense. Forescout defines non-GAAP operating expense as operating expense excluding stock-based compensation expense, acquisition-related expenses, amortization of acquired intangible assets, merger-related expenses, and restructuring expenses.

Non-GAAP Operating Loss. Forescout defines non-GAAP operating loss as operating loss excluding stock-based compensation expense, acquisition-related expenses, amortization of acquired intangible assets, merger-related expenses, and restructuring expenses.

Non-GAAP Net Loss. Forescout defines non-GAAP net loss as net loss excluding stock-based compensation expense, acquisition-related expenses, amortization of acquired intangible assets, merger-related expenses, restructuring expenses, and tax effect of non-GAAP adjustments.

Non-GAAP Net Loss Per Share. Forescout defines non-GAAP net loss per share as non-GAAP net loss divided by the weighted average diluted shares outstanding.

Free Cash Flow. Forescout defines free cash flow as net cash provided by operating activities less purchases of property and equipment. Forescout defines free cash flow margin as free cash flow as a percentage of total revenue. Forescout considers free cash flow and free cash flow margin to be profitability and liquidity measures that provide useful information to management and investors about the amount of cash generated by the business that, after the purchases of property and equipment, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening our balance sheet.

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
 (Unaudited, in thousands)

	March 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$83,795	$69,030
Marketable securities	16,126	29,181
Accounts receivable	39,650	84,168
Inventory	377	372
Deferred commissions - current	12,854	12,843
Prepaid expenses and other current assets	12,867	17,024
Total current assets	165,669	212,618
Deferred commissions - non-current	21,294	23,036
Property and equipment, net	22,618	23,835
Operating lease right-of-use assets	28,326	29,626
Restricted cash - non-current	1,530	1,555
Intangible assets, net	18,353	19,367
Goodwill	98,018	98,018
Other assets	7,460	8,172
Total assets	$363,268	$416,227

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,377	$10,692
Accrued compensation	26,881	34,007
Accrued expenses	15,397	16,279
Deferred revenue - current	111,402	112,232
Notes payable - current	6,402	8,248
Revolving credit facility	16,000	—
Operating lease liabilities - current	5,704	5,840
Total current liabilities	188,163	187,298
Deferred revenue - non-current	68,438	75,366
Operating lease liabilities - non-current	30,333	32,125
Other liabilities	23,705	23,893
Total liabilities	310,639	318,682

Stockholders' equity:
Common stock	49	48
Additional paid-in capital	744,299	727,922
Accumulated other comprehensive loss	(688)	(633)
Accumulated deficit	(691,031)	(629,792)
Total stockholders’ equity	52,629	97,545
Total liabilities and stockholders' equity	$363,268	$416,227

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2020	2019
Revenue:
License	$14,799	$37,680
Subscription	37,526	33,799
Professional services	4,828	4,089
Total revenue	57,153	75,568
Cost of revenue:
License	5,419	7,607
Subscription	7,013	5,207
Professional services	7,165	6,186
Total cost of revenue	19,597	19,000
Total gross profit	37,556	56,568
Operating expenses:
Research and development	23,246	18,497
Sales and marketing	47,288	55,923
General and administrative	24,481	16,213
Restructuring	2,512	—
Total operating expenses	97,527	90,633
Loss from operations	(59,971)	(34,065)
Interest expense	(235)	(93)
Other (expense) income, net	(601)	617
Loss before income taxes	(60,807)	(33,541)
Income tax provision	432	711
Net loss	$(61,239)	$(34,252)
Net loss per share, basic and diluted	$(1.26)	$(0.78)
Weighted-average shares used to compute net loss per share, basic and diluted	48,593	44,196

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended March 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(61,239)	$(34,252)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Stock-based compensation	13,858	13,828
Depreciation and amortization	3,056	2,845
Other	358	(15)
Changes in operating assets and liabilities
Accounts receivable	44,518	22,227
Inventory	(196)	253
Deferred commissions	1,731	1,520
Prepaid expenses and other current assets	4,168	(203)
Other assets	328	385
Accounts payable	(4,274)	(2,705)
Accrued compensation	(7,126)	(4,512)
Accrued expenses	(1,715)	549
Deferred revenue	(7,758)	6,559
Other liabilities	(172)	(40)
Net cash (used in) provided by operating activities	(14,463)	6,439
Cash flows from investing activities:
Purchases of property and equipment	(823)	(1,589)
Purchases of marketable securities	—	(37,651)
Proceeds from maturities of marketable securities	13,000	29,123
Net cash provided by (used in) investing activities	12,177	(10,117)
Cash flows from financing activities:
Proceeds from revolving credit facility	16,000	—
Repayments of notes payable	(1,875)	(1,875)
Proceeds from sales of shares through employee equity incentive plans	5,207	12,173
Payment related to shares withheld for taxes on vesting of restricted stock units	(2,319)	(2,764)
Others	13	—
Net cash provided by financing activities	17,026	7,534
Effect of exchange rate changes on cash and cash equivalents	—	(70)
Net change in cash, cash equivalents, and restricted cash for period	14,740	3,786
Cash, cash equivalents, and restricted cash at beginning of period	71,591	69,012
Cash, cash equivalents, and restricted cash at end of period	$86,331	$72,798

FORESCOUT TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2020	2019

GAAP gross profit	$37,556	$56,568
Add:
Stock-based compensation expense	1,162	927
Acquisition-related expenses	—	14
Amortization of acquired intangible assets	471	467
Non-GAAP gross profit	$39,189	$57,976

GAAP operating expense	$97,527	$90,633
Less:
Stock-based compensation expense	12,696	12,901
Acquisition-related expenses	775	1,624
Amortization of acquired intangible assets	544	304
Merger-related expenses	10,421	—
Restructuring expenses	2,512	—
Non-GAAP operating expense	$70,579	$75,804

GAAP operating loss	$(59,971)	$(34,065)
Add:
Stock-based compensation expense	13,858	13,828
Acquisition-related expenses	775	1,638
Amortization of acquired intangible assets	1,015	771
Merger-related expenses	10,421	—
Restructuring expenses	2,512	—
Non-GAAP operating loss	$(31,390)	$(17,828)

GAAP net loss	$(61,239)	$(34,252)
Add:
Stock-based compensation expense	13,858	13,828
Acquisition-related expenses	775	1,638
Amortization of acquired intangible assets	1,015	771
Merger-related expenses	10,421	—
Restructuring expenses	2,512	—
Tax effect of non-GAAP adjustments	154	(145)
Non-GAAP net loss	$(32,504)	$(18,160)
Non-GAAP net loss per share, diluted	$(0.67)	$(0.41)
Weighted-average shares used in per share calculation for GAAP and non-GAAP, diluted	48,593	44,196

Net cash (used in) provided by operating activities	$(14,463)	$6,439
Less:
Net purchases of property and equipment	823	1,589

Free cash flow (non-GAAP)	$(15,286)	$4,850
Net cash provided by (used in) investing activities	$12,177	$(10,117)
Net cash provided by financing activities	$17,026	$7,534
Free cash flow margin (non-GAAP)	(27)%	6%